ATTORNEY WORK PRODUCT
PRIVILEGED AND CONFIDENTIAL
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                                 TELIGENT, INC.

                            (a Delaware corporation)


                    5,000,000 Shares of Class A Common Stock

                             UNDERWRITING AGREEMENT



Dated: April 3, 2000

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                                 TELIGENT, INC.
                            (a Delaware corporation)

                    5,000,000 Shares of Class A Common Stock
                           (Par Value $.01 Per Share)

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                   April 3, 2000
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
Goldman, Sachs & Co.
Salomon Smith Barney Inc.
Credit Suisse First Boston Corporation
Chase Securities Inc.
Deutsche Bank Securities Inc.
Lehman Brothers Inc.

as representatives of the several Underwriters

c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
North Tower
World Financial Center

New York, New York  10281

Ladies and Gentlemen:

          Teligent, Inc. a Delaware Corporation (the "Company") and Telcom-DTS Investors, L.L.C. a Delaware limited liability company and a shareholder (hereinafter referred to as the "Selling Shareholder") of the Company, confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Goldman, Sachs & Co., Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Chase Securities Inc., Deutsche Bank Securities Inc. and Lehman Brothers Inc. (collectively, the "Representatives") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), with respect to (i) the sale by the Company and the Selling Shareholder, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of 4,000,000 and 1,000,000 shares of Class A Common Stock, par value $0.01 per share, of the Company ("Common Stock"), respectively, and (ii) the grant by the Company and the Selling Shareholder, acting severally and not jointly, to the Underwriters of the


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option described in Section 2(c) hereof to purchase all or any part of 750,000 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 5,000,000 shares of Common Stock (the "Initial Shares") to be purchased by the Underwriters and all or any part of the 750,000 shares of Common Stock subject to the option described in Section 2(c) hereof (the "Option Shares") are hereinafter called, collectively, the "Shares". The Shares are more fully described in the Prospectus referred to below.

          The price to the public per share and the purchase price per share for the Shares shall be agreed upon by the Company, the Selling Shareholder and the Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Schedule B hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication between the Company, the Selling Shareholder and the Underwriters and shall specify such applicable information as is indicated in Schedule B hereto. The offering of the Shares will be governed by this Underwriting Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Underwriting Agreement shall be deemed to incorporate, and all references herein to "this Agreement" shall be deemed to include, the Price Determination Agreement.

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Registration No. 33-80469), including a prospectus, relating to certain of its debt and equity securities (including the Shares) and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"). Such registration statement has been declared effective by the Commission. As provided in Section 3(a), a prospectus supplement reflecting the terms of the offering of the Shares and the other matters set forth therein has been filed pursuant to Rule 424 under the 1933 Act. Such prospectus supplement, is herein referred to as the "Prospectus Supplement." Such registration statement, as amended at the date hereof, including the exhibits thereto and the documents incorporated by reference therein, is herein called the "Registration Statement", and the base prospectus included therein relating to all offerings of securities under the Registration Statement, as supplemented by the Prospectus Supplement, is herein called the "Prospectus".

          All references in this Agreement to financial statements and schedules and other information which is "contained", "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing under the 1934 Act of any document which is


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incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

          SECTION 1.  Representations and Warranties.

          (a) Representations and Warranties by the Company. The Company represents and warrants to the Underwriters as of the date hereof, as of the Closing Time referred to in Section 2(d) hereof, and as of each Date of Delivery (if any) (as defined in Section 2(c)) referred to in Section 2(d) hereof, and agrees with the Underwriters, as follows:

                  (i) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act, and on the original effective date of the Registration Statement, on the effective date of the most recent post-effective amendment thereto, if any, and on the date of the filing by the Company of any annual report on Form 10-K after the original filing of the Registration Statement, the Registration Statement complied in all material respects with the requirements of the 1933 Act and the rules and regulations of the Commission thereunder (the "1933 Act Regulations"), and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and on the original effectiveness date of the Registration Statement, on the date hereof, and at the Closing Time (as defined below) (and, if any Option Shares are purchased, at the Date of Delivery), (A) the Registration Statement and any amendments and supplements thereto comply and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, (B) neither the Registration Statement nor any amendment or supplement thereto includes or will include an untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and
         (C) neither the Prospectus nor any amendment or supplement thereto includes or will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of you, expressly for use in the Registration Statement or the Prospectus.

                  Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

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                  (ii)  Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), as applicable, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at the Closing Time (and, if any Option Shares are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                  (iv) Financial Statements. The consolidated financial statements included in the Registration Statement and the Prospectus or incorporated or deemed incorporated therein by reference, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, Shareholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

                  (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital

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         stock other than a dividend paid in kind on February 28, 2000, to the holders of the Company's 7 3/4% Series A Convertible Preferred Stock.

                  (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                  (vii) Good Standing of Significant Subsidiaries. Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each, a "Significant Subsidiary" and, collectively, the "Significant Subsidiaries") has been duly organized and is validly existing as a corporation or a limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation or a limited liability company, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued, and, in the case of subsidiaries that are corporations, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity other than those granted to the Company's lenders pursuant to the terms of that certain Credit Agreement, dated July 2, 1998, among the Company, as Borrower, Chase Securities, Inc., Goldman Sachs Credit Partners L.P. and TD Securities (USA), Inc., as Arrangers, Goldman Sachs Credit Partners L.P., as Syndication Agent, Toronto Dominion (Texas), Inc., as Documentation Agent and The Chase Manhattan Bank, as Administrative Agent. None of the outstanding shares of capital stock of any Significant Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Significant Subsidiary. The only Significant Subsidiaries of the Company are the Significant Subsidiaries listed on Schedule C to this agreement.

                  (viii) Capitalization. The shares of issued and outstanding capital stock of the Company, including the Shares to be purchased by the Underwriters from the Selling

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         Shareholder, have been duly authorized and validly issued and are fully paid and non-assessable; no holder thereof is or will be subject to personal liability by reason of being such a holder; and none of the outstanding shares of capital stock of the Company, including the Shares to be purchased by the Underwriters from the Selling
         Shareholder, was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

                  (ix) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

                  (x) Authorization and Description of Shares. The Shares to be sold by the Company and the Selling Shareholder have been duly authorized and validly issued and are fully paid and non-assessable; no holder thereof is or will be subject to personal liability solely by reason of being such a holder.

                  (xi) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments"), except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Shares) and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of (i) the provisions of the charter or by-laws of the Company or any subsidiary or (ii) except for such violations that would not result in a Material Adverse Effect, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

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                  (xii)  Absence of Labor Dispute. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

                  (xiii) Absence of Proceedings. Except as set forth in the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

                  (xiv) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

                  (xv) Possession of Intellectual Property. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

                  (xvi) Absence of Further Requirements. Except as described in the Prospectus, no filing with, or authorization, approval, consent, license, order, registration,

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         qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder in connection with the consummation of the transactions contemplated by this Agreement, except such as have already been obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

                  (xvii) Possession of Licenses and Permits. Except as set forth in the Prospectus, the Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                  (xviii) Title to Property. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect; and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

                  (xix) Investment Company Act. None of the Company or any of its subsidiaries is, or after giving effect to the consummation of the transactions contemplated herein, will be, an "investment company" within the meaning of The Investment Company Act of 1940, as amended; and none of the Company or any of its subsidiaries is directly or

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         indirectly controlled by, or acting on behalf of any person which is, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (xx) Registration Rights. Except as described in the Prospectus, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement.

                  (xxi) Absence of Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock.

                  (xxii) Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements,
         (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

                  (xxiii) Year 2000. The Company has reviewed its operations and those of its subsidiaries to evaluate the extent to which the business or operations of the Company or its subsidiaries have been or will be affected by the Year 2000 Problem (as defined below). As a result of such review, (A) the Company has identified and resolved all Year 2000 problems, except where the failure to do so would not have a Material Adverse Effect; and (B) the Company believes that the suppliers, vendors, customers or other material third parties used or served by the Company and its subsidiaries have adequately

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         addressed the Year 2000 Problem, except to the extent that a failure to do so would not have a Material Adverse Effect. "Year 2000 Problem" means any significant risk that the Company's computer hardware or software applications and those of its subsidiaries (or of any suppliers, vendors, customers or other material third parties) will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

         (b) Representations and Warranties by the Selling Shareholder. The Selling Shareholder represents and warrants to the Underwriters as of the date hereof, as of the Closing Time, and agrees with the Underwriters, as follows:

                  (i) Accurate Disclosure. To the knowledge of the Selling Shareholder, the representations and warranties of the Company contained in Section 1(a) hereof are true and correct; the Selling Shareholder has reviewed and is familiar with the Registration Statement and the Prospectus and neither the Prospectus nor any amendments or supplements thereto includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Selling Shareholder is not prompted to sell the Initial Shares to be sold by the Selling Shareholder hereunder by any information concerning the Company or any subsidiary of the Company which is not set forth in the Prospectus.

                  (ii) Authorization of Agreements. The Selling Shareholder has the full right, power and authority to enter into this Agreement and to sell, transfer and deliver the Initial Shares to be sold by the Selling Shareholder hereunder. The execution and delivery of this Agreement and the sale and delivery of the Initial Shares to be sold by the Selling Shareholder and the consummation of the transactions contemplated herein and compliance by the Selling Shareholder with its obligations hereunder have been duly authorized by the Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Initial Shares to be sold by the Selling Shareholder or any property or assets of the Selling Shareholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder may be bound, or to which any of the property or assets of the Selling Shareholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of the Selling Shareholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Shareholder or any of its properties.

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                  (iii)  Good and Marketable Title. The Selling Shareholder has
         and will at the Closing Time have good and marketable title to the Initial Shares to be sold by the Selling Shareholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; and upon delivery of such Initial Shares and payment of the purchase price therefor as herein contemplated, assuming the Underwriters have no notice of any adverse claim, the Underwriters will receive good and marketable title to the Initial Shares purchased by them from the Selling Shareholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

                  (iv) Absence of Manipulation. The Selling Shareholder has not taken and will not take, directly or indirectly, any action which is designed to cause or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                  (v) Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by the Selling Shareholder of its obligations hereunder or in connection with the sale and delivery of the Initial Shares hereunder or the consummation of the transactions contemplated by this Agreement, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

                  (vi) Restriction on Sale of Securities. During a period of 90 days from the date of the Prospectus, the Selling Shareholder will not, without the prior written consent of the Underwriters, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Initial Shares to be sold hereunder.

                  (vii) Certificates Suitable for Transfer. Certificates for all of the Initial Shares to be sold by the Selling Shareholder pursuant to this Agreement are in suitable form for transfer by delivery to the Underwriters at the Closing Time or the Date of Delivery, as the case may be.

                  (viii) No Association with NASD. Neither the Selling Shareholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc.

          (c) Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Shareholder as such and delivered to the Underwriters or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Selling Shareholder to the Underwriters as to the matters covered thereby.

          SECTION 2. Sale and Delivery to Underwriters; Closing. (a) On the basis of the representations and warranties herein contained, and after consultation with the Underwriters as to the maximum number of Shares that may be sold in the offering at the price set forth in the Price Determination Agreement, and subject to the terms and conditions herein set forth, the Company and the Selling Shareholder agree to sell to the Underwriters, and the Underwriters agree to purchase from the Company and the Selling Shareholder, at the purchase price per share for the Initial Shares to be agreed upon by the Company and the Selling Shareholder and by the Underwriters in accordance with
Section 2(b), and set forth in the Price Determination Agreement, the Initial Shares.

          (b) The price to the public per share for the Initial Shares and the purchase price per share for the Initial Shares to be paid by the Underwriters shall be agreed upon and set forth in the Price Determination Agreement. In the event that the Price Determination Agreement has not been executed by the close of business on the fourteenth business day following the later of the date hereof and any Rule 462(b) Registration Statement becomes effective, this Agreement shall terminate forthwith, without liability of any party to any other party except that Sections 7, 8 and 9 shall remain in effect.

          (c) In addition, on the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company and the Selling Shareholder, acting severally and not jointly, hereby grant an option to the Underwriters to purchase up to 600,000 and 150,000, respectively, additional Option Shares, at the same purchase price per share as shall be applicable to the Initial Shares. The option hereby granted will expire 30 days after the date of the Price Determination Agreement, and may be exercised, in whole or in part (but not more than once), pro rata between the Company and the Selling Shareholder, only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Initial Shares upon notice by the Underwriters to the Company and the Selling Shareholder setting forth the aggregate number of Option Shares as to which the Underwriters are exercising the option, and the time and date of payment and delivery thereof. Such time and date of delivery (the "Date of Delivery") shall be determined by the Underwriters but shall not be later than seven full business days after the exercise of such options, nor in any event prior to the Closing Time. The number of Option Shares shall be adjusted for any stock split if the record date for any stock split occurs prior to the issuance of Option Shares on the exercise of the over-allotment option.

          (d) Payment of the purchase price for, and delivery of certificates for, the Initial Shares shall be made at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Company, the Selling Shareholders and you, at 10:00 A.M. on the third full business day after execution of the Price Determination Agreement (or, if pricing of the Shares occurs after 4:30 P.M. Eastern time, on the fourth full business day thereafter) (unless, in either case, postponed pursuant to
Section 9 or 10), or at such other time not more than ten full business days thereafter as you, the Company and the Selling Shareholders shall determine (such date and time of payment and delivery being herein called the "Closing Time"). In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Shares shall be made at the offices of Shearman & Sterling set forth above, or at such other place as the Company, the Selling Shareholder and the Underwriters shall determine, on the Date of Delivery as specified in the notice from you to the Company and the Selling Shareholder. Payment shall be made to the Company and the Selling Shareholder by wire transfer in same day funds against delivery to the Underwriters for the Underwriters' accounts, of certificates for the Shares to be purchased by them.

          (e) Certificates for the Initial Shares and Option Shares to be purchased by the Underwriters shall be in such denominations and registered in such names as the Underwriters may request in writing at least two full business days before the Closing Time or the Date of Delivery, as the case may be. The certificates for the Initial Shares and Option Shares will be made available in New York City for examination and packaging by you not later than 10:00 A.M. on the business day prior to the Closing Time or the Date of Delivery, as the case may be.

          (f) It is understood that the Underwriters have agreed to accept for their account delivery of, and receipt for, the Shares that they have agreed to purchase and to make payment therefor.

          SECTION 3. Covenants of the Company. The Company covenants with the Underwriters as follows:

                  (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will notify the Underwriters immediately, and confirm the notice in writing, (A) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus, any amended Prospectus or any document that would as a result thereof be incorporated by reference in the Prospectus shall have been filed, (B) of the receipt of any comments from the Commission, (C) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (b) Filing of Amendments. The Company will give the Underwriters notice of its intention to file or prepare any amendment to the Registration Statement or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, and will furnish the Underwriters with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriters or counsel for the Underwriters shall object.

                  (c) Delivery of Registration Statements. The Company has furnished or will deliver to Merrill Lynch and counsel for Merrill Lynch, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to Merrill Lynch, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for Merrill Lynch. The copies of the Registration Statement and each amendment thereto furnished to Merrill Lynch will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (d) Delivery of Prospectus. The Company has delivered to Merrill Lynch, without charge, as many copies of each preliminary prospectus as Merrill Lynch reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to Merrill Lynch, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as Merrill Lynch may reasonably request. The Prospectus and any amendments or supplements thereto furnished to Merrill Lynch will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Shares, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

                  (f) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

                  (g) State Securities Laws. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions as you may designate and to maintain such qualifications in effect for a period of not less than one year from the date hereof; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided. The Company will also supply you with such information as is necessary for the determination of the legality of the Shares for investment under the laws of such jurisdictions as you may request.

                  (h) Listing. The Company will use its best efforts to effect and maintain the quotation of the Shares on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market.

                  (i) Restriction on Sale of Securities. During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of Merrill Lynch, on behalf of the several Underwriters, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause
         (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus,
         (D) any shares of Common Stock issued pursuant to any nonemployee director stock plan or dividend reinvestment plan, (E) the Company's stock swap with ICG Communications, Inc., (F) the two-for-one split of the Company's Common Stock, (G) payments of dividends on the Company's outstanding 7 3/4% Series A Preferred Stock, and (H) any acquisitions of the stock or assets of complimentary businesses, which acquisitions are not required to be filed with the Commission on Form 8-K, where the consideration therefor is payable, partially or in whole, in Common Stock, and where the recipients of such Common Stock agree not to sell such Common Stock until the expiration of the Company's 90 day lock-up.

                  (j) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

         SECTION 4. Payment of Expenses.

          (a) Expenses. The Company and the Selling Shareholder will pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement and such other documents as may be required in connection with the purchase, sale or delivery of the Shares,
(iii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (v) the printing and delivery to the Underwriters of copies of each preliminary prospectus, and of the Prospectus and any amendments or supplements thereto, (vi) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (vii) the fees and expenses of any transfer agent or registrar for the Shares, (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Shares and (ix) the fees and expenses incurred in connection with the inclusion of the Shares in the Nasdaq National Market.

          (b) Expenses of the Selling Shareholder. The Selling Shareholder will pay all expenses incident to the performance of its obligations under, and the consummation of the transactions contemplated by this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Shares to the Underwriters, and (ii) the fees and disbursements of its counsel, accountants and other advisors.

         (c) Termination of Agreement. If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company and the Selling Shareholder shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

         (d) Allocation of Expenses. The provisions of this Section shall not affect any agreement that the Company and the Selling Shareholder may make for the sharing of such costs and expenses.

          SECTION 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties of the

Company and the Selling Shareholder contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company or on behalf of the Selling Shareholder delivered pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholder of their respective covenants and other obligations hereunder, and to the following further conditions:

                  (a) Effectiveness of Registration Statement. The Registration Statement has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters.

                  (b) Opinions of Counsel for Company. At Closing Time, the Underwriters shall have received the favorable opinion, dated as of Closing Time, of (i) Cravath, Swaine & Moore, counsel for the Company, to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request, and (ii) Laurence E. Harris, Esq., General Counsel for the Company, to the effect set forth in Exhibit B, Exhibit C and Exhibit D hereto, respectively, and to such further effect as counsel to the Underwriters may reasonably request, each in form and substance satisfactory to counsel for the Underwriters.

                  (c) Opinion of Counsel for the Selling Shareholder. At Closing Time, the Underwriters shall have received the favorable opinion, dated as of Closing Time, of Hal Perkins, counsel for the Selling Shareholder, in form and substance satisfactory to counsel for the Underwriters, to the effect set forth in Exhibit E hereto and to such further effect as counsel to the Underwriters may reasonably request.

                  (d) Opinion of Counsel for Underwriters. At Closing Time, the Underwriters shall have received the favorable opinion, dated as of Closing Time, of Shearman & Sterling, counsel for the Underwriters, in such form as is reasonably acceptable to the Underwriters. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

                  (e) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Underwriters shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time,
         (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

                  (f) Certificate of Selling Shareholder. At Closing Time, the Underwriters shall have received a certificate of an Attorney-in-Fact on behalf of the Selling Shareholder, dated as of Closing Time, to the effect that (i) the representations and warranties of the Selling Shareholder contained in Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) the Selling Shareholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

                  (g) Accountants' Comfort Letter. At the time of the execution of this Agreement, the Underwriters shall have received from Ernst & Young LLP a letter dated such date, in form and substance satisfactory to the Underwriters, to the statements and information of the type ordinarily included in accountants' "comfort letters" with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

                  (h) Bring-down Comfort Letter. At Closing Time, the Underwriters shall have received from Ernst & Young LLP, a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

                  (i) Approval of Listing. At Closing Time, the Shares shall have been approved for inclusion in the Nasdaq National Market, subject only to official notice of issuance.

                  (j) Lock-up Agreements. At the date of this Agreement, in addition to the restrictions for sales of securities by the Company as contemplated in Section 3(i), the Underwriters shall have received an agreement substantially in the form of Exhibit F hereto signed by the persons listed on Schedule D hereto.

                  (k) Conditions to Purchase of Option Shares. In the event that the Underwriters exercise their option provided in Section 2(c) hereof to purchase all or any portion of the Option Shares, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company and any subsidiary of the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Underwriters shall have received:

                           (i) Officers' Certificate. A certificate, dated such
                  Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

                           (ii) Opinions of Counsel for Company. The favorable
                  opinion of (i) Cravath, Swaine & Moore, counsel for the Company, and (ii) Laurence E. Harris, General Counsel to the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Shares to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Section 5(b) hereof.

                           (iii) Opinion of Counsel for Underwriters. The
                  favorable opinion of Shearman & Sterling, counsel for the Underwriters, dated such Date of Delivery, relating to the Shares to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

                           (iv) Bring-down Comfort Letter. A letter from Ernst &
                  Young LLP, in form and substance satisfactory to the Underwriters and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to Section 5(h) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

                  (l) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the sale of the Shares as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Shareholder in connection with the sale of the Shares as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

                  (m) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of the Shares on a Date of Delivery which is after the Closing Time, the obligations of the Underwriters to purchase the relevant Shares, may be terminated by the Underwriters by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

         SECTION 6. Indemnification. (a) The Company agrees to indemnify and hold harmless the Underwriters and each person, if any, who controls the Underwriters within the meaning of Section 15 of the 1933 Act to the extent and in the manner set forth in clauses (i), (ii) and (iii) below. In addition, the Selling Shareholder agrees (but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) in reliance upon and in conformity with written information furnished by such Selling Shareholder expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), a copy of which written information shall have been previously delivered to you), agrees to indemnify and hold harmless the Underwriters and each person, if any, who controls the Underwriters within the meaning of Section 15 of the 1933 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, and all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company and the Selling Shareholder; and

                  (iii) against any and all expense whatsoever, as incurred (including, subject to Section 7(c) hereof, reasonable fees and disbursements of counsel chosen by you), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriters expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided further that the foregoing indemnification with respect to any preliminary prospectus shall not inure to the benefit of the Underwriters (or any person controlling such Underwriters) from whom the person asserting any such losses, claims, damages or liabilities purchased any of the Shares if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Underwriters to such person, if such is required by law, at or prior to the written confirmation of the sale of such Shares to such person and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability; and provided further that the liability of the Selling Shareholder pursuant to this Section 6 is limited to the amount of the net proceeds of the offering of the Shares (after deducting the underwriting discount, but before deducting expenses) received by such Selling Shareholder.

          Insofar as this indemnity agreement may permit indemnification for liabilities under the 1933 Act of any person who is a partner of the Underwriters or who controls the Underwriters within the meaning of Section 15 of the 1933 Act and who, at the date of this Agreement, is a director or officer of the Company or controls the Company within the meaning of Section 15 of the 1933 Act, such indemnity agreement is subject to the undertaking of the Company in the Registration Statement under Item 17 thereof.

          (b) The Underwriters agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act and the Selling Shareholder and each person, if any, who controls the Selling Shareholder within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity agreement in Section 6(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Underwriters expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (c) The Company agrees to indemnify and hold harmless, to the extent permitted by law, the Selling Shareholder, its directors and officers or general and limited partners (and the directors and officers thereof), and each other person, if any, who controls the Selling Shareholder within the meaning of the 1933 Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the Company's consent) to which the Selling Shareholder, any such director of officer or general or limited partner or controlling person may become subject under the 1933 Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, and all documents incorporated therein by reference, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), if used prior to the effective date of the Registration Statement, or contained in the Prospectus (as amended or supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with the offering, and the Company will reimburse the Selling Shareholder and each such director, officer, general or limited partner, and controlling person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable to the Selling Shareholder or any such director, officer, general or limited partner or controlling person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement (or any amendment or supplement thereto), including the Rule 430A Information, or in any such preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Shareholder or any such director, officer, general or limited partner or controlling person, specifically stating that it is for use in the preparation thereof.

          (d) The Selling Shareholder agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6(c)) the Company and its directors and officers and each person controlling the Company within the meaning of the 1933 Act with respect to any statement or alleged statement in or omission or alleged omission from the Registration Statement (or any amendment or supplement thereto), including the Rule 430A Information, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of the Underwriters specifically stating that it is for use in the preparation of the Registration Statement (or any amendment or supplement thereto), including the Rule 430A Information, preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or a document incorporated by reference into any of the foregoing; provided, however, that the liability of the Selling Shareholder pursuant to this Section 6(d) is limited to the proceeds received by the Selling Shareholder from the sale of the Shares pursuant to this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of its respective directors, officers, general or limited partners or controlling persons and shall survive the transfer of the Shares by the Selling Shareholder.

          (e) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or are in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action.

          SECTION 7. Contribution. In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, the Selling Shareholder and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company, the Selling Shareholder and the Underwriters, as incurred, in such proportions that (a) the Underwriters is responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus, bears to the offering price appearing thereon and (b) the Company and the Selling Shareholder are severally responsible for the balance on the same basis as each of them would have been obligated to provide indemnification pursuant to Section 6; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls the Underwriters within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Underwriters, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Selling Shareholder within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company or the Selling Shareholder, as the case may be.

          SECTION 8. Representations, Warranties and Agreements to Survive Delivery. The representations, warranties, indemnities, agreements and other statements of the Selling Shareholder and the Company or their respective officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Selling Shareholder, the Company, the Underwriters or any person who controls the Selling Shareholder, the Company or the Underwriters within the meaning of Section 15 of the 1933 Act and will survive delivery of and payment for the Shares.

          SECTION 9. Termination of Agreement. (a) Termination; General. The Underwriters may terminate this Agreement, by notice to the Company and the Selling Shareholder, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or
(ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the Shares or to enforce contracts for the sale of the Shares, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the NASDAQ National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the NASDAQ National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

          (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

          SECTION 10. Default by the Selling Shareholder or the Company. (a) If the Selling Shareholder shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of Shares which the Selling Shareholder is obligated to sell hereunder, then the Underwriters may, by providing notice to the Company and the Selling Shareholder, terminate this Agreement without any liability on the part of any non-defaulting party except that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Selling Shareholder so defaulting from liability in respect of such default.

          In the event of a default by the Selling Shareholder as referred to in this Section, the Underwriters and the Company shall have the right to postpone Closing Time or the relevant Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

          (b) If the Company shall fail at Closing Time or at a Date of Delivery to sell the number of Shares that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party; provided, however, that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company from liability in respect of such default.

          SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated, at North Tower, World Financial Center, New York, New York 10281, attention of Michael Purves; notices to the Company shall be directed to it at 8065 Leesburg Pike, Suite 400, Vienna, VA 22182, attention of Laurence E. Harris; with copies to Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York NY 10019, attention of Robert Rosenman; and notices to the Selling Shareholder shall be directed to Telcom-DTS Investors, L.L.C., 200 N. Union Street, Suite 300, Alexandria, VA 22201, attention of Dr. Rajendra Singh.

          SECTION 12. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Shareholder and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Shareholder and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Shareholder and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Shares from the Underwriters shall be deemed to be a successor by reason merely of such purchase.

          SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

          SECTION 14. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Attorney-in-Fact for the Selling Shareholder a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Selling Shareholder in accordance with its terms.


                                             Very truly yours,

                                             TELIGENT, INC.


                                             By /s/ Laurence E. Harris
                                                -------------------------------
                                                Name:  Laurence E. Harris
                                                Title: Senior Vice President
                                                       and General Counsel


                                             TELCOM-DTS INVESTORS, L.L.C.


                                             By /s/ Laurence E. Harris
                                                -------------------------------
                                                Name:  Laurence E. Harris
                                                Title: Attorney-in-Fact



CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
  INCORPORATED


By
   /s/ Michael Purves
   -------------------------------------
   Name:   Michael Purves
   Title:  Director

                                   SCHEDULE A



                                                           Total Number of
                                                         Initial Shares to Be

Underwriter                                                    Purchased
-----------                                              --------------------
Merrill Lynch, Pierce, Fenner & Smith                                994,400
    Incorporated

Goldman, Sachs & Co.                                                 858,800
Salomon Smith Barney Inc.                                            858,800
Credit Suisse First Boston Corporation                               858,800
Chase Securities Inc.                                                316,400
Deutsche Bank Securities Inc.                                        316,400
Lehman Brothers Inc.                                                 316,400
Friedman, Billings, Ramsey & Co., Inc.                               240,000
FleetBoston Robertson Stephens Inc.                                   40,000
PaineWebber Incorporated                                              40,000
Morgan Stanley & Co. Incorporated                                     40,000
Prudential Securities Incorporated                                    40,000
BB&T Capital Markets, a division of Scott                             40,000
    & Stringfellow

Ladenburg Thalmann & Co. Inc.                                         40,000

         TOTAL:                                                    5,000,000






                                     Sch A-1

                                   SCHEDULE B

                          Price Determination Agreement

                                 Teligent, Inc.

                        5,000,000 Shares of Common Stock

      1. The initial public offering price per share for the Shares, determined as provided in said Section 2, shall be $50.00.

      2. The purchase price per share for the Shares to be paid by the Underwriters shall be $47.87, being an amount equal to the initial public offering price set forth above less $2.13 per share; provided that the purchase price per share for any Option Shares purchased upon the exercise of the over-allotment option described in Section 2(c) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Shares but not payable on the Option Shares.


                                     Sch B-1

                                   SCHEDULE C

                        List of Significant Subsidiaries


Teligent Services, Inc.
Teligent Telecommunications, L.L.C.
Teligent Communications, L.L.C.
Teligent of Virginia, Inc.
Teligent License Company I, L.L.C.
Teligent License Company II, L.L.C.
FirstMark Communications, Inc.
Association Communications, Inc.
OMC Communications, Inc.
Easton Telecom Services, Inc.
BackLink, L.L.C.
JTel, L.L.C.
KatLink, L.L.C.
Associated Communications Deutschland GmbH


                                     Sch C-1

                                   SCHEDULE D

                          List of Persons and Entities
                               Subject to Lock-up


1.       Liberty Media Corporation

2.       TelcomVentures, L.L.C.

3.       Nippon Telegraph and Telephone Corporation

4.       Microsoft Corporation

5.       Hicks, Muse, Tate & Furst Incorporated

6.       Robert R. Bennett

7.       David J. Berkman

8.       Thomas O. Hicks

9.       Gary S. Howard

10.      Alex J. Mandl

11.      Tetsuro Mikami

12.      Dr. Rajendra Singh

13.      Neera Singh

14.      Kirby G. Pickle, Jr.

15.      Laurence E. Harris

16.      Steven F. Bell

17.      Cindy L. Tallent


                                     Sch D-1

                                   SCHEDULE E

                                List of Licenses

                          Teligent, Inc. Authorizations

                               As of April 5, 2000


ITC 97-783: Global Facilities-Based/Global Resale Services, effective January 23, 1998. (International Section 214 Authority)

ISP-ISP-19980818-00008: Authority to increase indirect WTO member foreign ownership of Teligent's subsidiaries up to a 49.9 percent non-controlling level.

KS2XAT: Experimental Special Temporary Authority to operate non-type accepted 24 GHz DEMS equipment, effective December 9, 1998 for a term of (6) six months. On June 9, 1999, Teligent filed for an additional (6) six month extension.*

WA9XFS: Experimental Special Temporary Authority to operate type accepted 38 GHz equipment for retrofitting to 24GHz operations, effective June 8, 1999 for a term of (6) six months.*



[FN]
* This authorization is held in the name of Teligent, Inc. and its wholly owned subsidiaries Teligent License Company I, L.C.C. and Teligent License Company II, L.L.C.


                                     Sch E-1

      Teligent, Inc. and its Subsidiaries Point-to-Point Microwave Licenses
      ---------------------------------------------------------------------

         Call Sign               City                            State
         ---------               ----                            -----

         WHB513                  Ontario                         CA
         WLC649                  Los Angeles                     CA
         WLC650                  Los Angeles                     CA
         WLC651                  Inglewood                       CA
         WPOT981                 Emeryville                      CA
         WLM499                  Anaheim                         CA
         WLM500                  Hacienda Heights                CA
         WLM501                  Los Angeles                     CA
         WPOT982                 Oakland                         CA
         WLU916                  San Dimas                       CA
         WMJ350                  Irwindale                       CA
         WMT250                  San Dimas                       CA
         WMW590                  Santa Monica                    CA
         WMW591                  Los Angeles                     CA
         WPNL484                 Hollywood                       CA
         WPNL495                 Culver City                     CA
         WPNN539                 San Jose                        CA
         WPNN540                 San Jose                        CA
         WPNN541                 San Jose                        CA
         WPNN542                 San Jose                        CA
         WPOU563                 San Jose                        CA
         WPNN591                 San Jose                        CA
         WPOU353                 Denver                          CO
         WPNN537                 Lakewood                        CO
         WPOU349                 Lakewood                        CO
         WPNN538                 Lakewood                        CO
         WPOU350                 Lakewood                        CO
         WPOU351                 Lakewood                        CO
         WPOU352                 Lakewood                        CO
         WPNL279                 Jacksonville                    FL
         WPNN520                 Jacksonville                    FL
         WPNN521                 Boca Raton                      FL
         WPNN522                 West Palm Beach                 FL
         WPNN523                 West Palm Beach                 FL
         WPNN524                 Boca Raton                      FL
         WPNN525                 Boca Raton                      FL


                                     Sch E-2

         Call Sign               City                            State
         ---------               ----                            -----
         WPNN526                 Boca Raton                      FL
         WPNN527                 Jacksonville                    FL
         WPNN528                 Jacksonville                    FL
         WPNN529                 Orlando                         FL
         WPNN530                 Orlando                         FL
         WPNN531                 Orlando                         FL
         WPNN532                 Orlando                         FL
         WPNN533                 Altamonte Springs               FL
         WPNN534                 Orlando                         FL
         WPNN535                 Altamonte Springs               FL
         WPNN536                 Altamonte Springs               FL
         WPOS419                 Jacksonville                    FL
         WPOU281                 Orlando                         FL
         WPOU749                 New Oreleans                    LA
         WPOT983                 Metiarie                        LA
         WPOU554                 Boston                          MA
         WPNN588                 Boston                          MA
         WPOR752                 Boston                          MA
         WPOR753                 Charlestown                     MA
         WPNN543                 New York                        NY
         WPOU347                 New York                        NY
         WPOU348                 New York                        NY
         WPOU708                 Philadelphia                    PA
         WPOU709                 Philadelphia                    PA
         WPNL278                 Austin                          TX
         WPOU562                 San Antonio                     TX
         WPNN587                 San Antonio                     TX
         WPOR719                 Dallas                          TX
         WPOR720                 Dallas                          TX
         WPOS428                 Austin                          TX
         WPOS429                 San Antonio                     TX
         WPOS430                 San Antonio                     TX
         WPOS431                 Austin                          TX
         WPOS432                 Austin                          TX
         WPOS433                 Austin                          TX
         WPOS434                 San Antonio                     TX
         WPOS435                 San Antonio                     TX
         WPOS436                 Austin                          TX
         WPOS437                 Austin                          TX
         WPOS438                 Austin                          TX
         WPOS439                 Austin                          TX


                                     Sch E-3

         Call Sign               City                            State
         ---------               ----                            -----
         WPOU756                 Houston                         TX
         WPOU757                 Houston                         TX
         WPOS420                 Milwaukee                       WI
         WPOS421                 Milwaukee                       WI
         WPOS422                 Milwaukee                       WI
         WPOS423                 Milwaukee                       WI
         WPOS424                 Milwaukee                       WI
         WPOS425                 Milwaukee                       WI
         WPOS426                 Milwaukee                       WI
         WPOS427                 Milwaukee                       WI
         WPOL414                 Atlanta                         GA
         WPOL415                 Atlanta                         GA
         WPOL416                 Atlanta                         GA
         WPOL417                 Atlanta                         GA
         WPOL418                 Atlanta                         GA
         WPOL419                 Atlanta                         GA
         WPOL420                 Atlanta                         GA
         WPOL421                 Atlanta                         GA
         WPOL422                 Atlanta                         GA
         WPOL430                 Detroit                         MI
         WPOL431                 Detroit                         MI
         WPOL432                 Detroit                         MI
         WPOL443                 Indianapolis                    IN
         WPOL444                 Indianapolis                    IN
         WPOL445                 Indianapolis                    IN
         WPOL446                 Indianapolis                    IN
         WPOL449                 Indianapolis                    IN
         WPOL450                 Indianapolis                    IN
         WPOL451                 Indianapolis                    IN
         WPOL456                 Hinsdale                        IL
         WPOL457                 Hinsdale                        IL
         WPOL458                 Hinsdale                        IL
         WPOL463                 Laurel                          MD
         WPOL464                 Laurel                          MD
         WPOL476                 Detroit                         MI
         WPOL516                 New York                        NY
         WPOL517                 New York                        NY
         WPOL518                 Nokesville                      TN
         WPOL519                 Nokesville                      TN
         WPOL536                 Bellevue                        WA


                                     Sch E-4

         Call Sign               City                            State
         ---------               ----                            -----
         WPOL537                 Bellevue                        WA
         WPOL538                 Bellevue                        WA
         WPOL539                 Bellevue                        WA
         WPOL540                 Bellevue                        WA
         WPOL541                 Bellevue                        WA
         WPOL542                 Bellevue                        WA
         WPOL543                 Bellevue                        WA
         WPOL544                 Bellevue                        WA
         WPOL545                 Greenbelt                       MD
         WPOL546                 Greenbelt                       MD
         WPOL604                 Atlanta                         GA
         WPOL605                 Atlanta                         GA
         WPOL606                 Atlanta                         GA
         WPOL607                 Atlanta                         GA
         WPOL608                 Atlanta                         GA
         WPOL609                 Atlanta                         GA
         WPOL610                 Atlanta                         GA
         WPOL611                 Atlanta                         GA
         WPOL612                 Clearwater                      FL
         WPOL613                 Clearwater                      FL
         WPOL614                 Phoenix                         AZ
         WPOL615                 Greenbelt                       MD
         WPOL616                 Greenbelt                       MD
         WPOL617                 Greenbelt                       MD
         WPOL619                 Richmond                        VA
         WPOL620                 Richmond                        VA
         WPOL621                 Richmond                        VA
         WPOL622                 Richmond                        VA
         WPOL625                 Atlanta                         GA
         WPOL626                 Atlanta                         GA
         WPOL627                 Atlanta                         GA
         WPOL628                 Atlanta                         GA
         WPOL629                 Atlanta                         GA
         WPOL630                 New York                        NY
         WPOL631                 New York                        NY
         WPOL632                 New York                        NY
         WPOL636                 Baltimore                       MD
         WPOL637                 Richmond                        VA
         WPOL640                 Englewood                       CO
         WPOL641                 Denver                          CO
         WPOL660                 Landover                        MD


                                     Sch E-5

         Call Sign               City                            State
         ---------               ----                            -----
         WPOL687                 Phoenix                         AZ
         WPOL688                 Phoenix                         AZ
         WPOL690                 Philadelphia                    PA
         WPOL691                 Philadelphia                    PA
         WPOL692                 Philadelphia                    PA
         WPOL693                 Phoenix                         AZ
         WPOL694                 Phoenix                         AZ
         WPOL695                 Phoenix                         AZ
         WPOL700                 Atlanta                         GA
         WPOL701                 Atlanta                         GA
         WPOL703                 Houston                         TX
         WPOL704                 Houston                         TX
         WPOL705                 Houston                         TX
         WPOL787                 Torrance                        CA
         WPOL810                 Detroit                         MI
         WPOL811                 Gardena                         CA
         WPOL814                 Atlanta                         GA
         WPOL874                 San Jose                        CA
         WPOL876                 San Jose                        CA
         WPOL877                 San Jose                        CA
         WPOL910                 Portland                        OR
         WPOL911                 Portland                        OR
         WPOL964                 Los Angeles                     CA
         WPOL965                 Los Angeles                     CA
         WPOL966                 Los Angeles                     CA
         WPOL967                 Indianapolis                    IN
         WPOL968                 Indianapolis                    IN
         WPOL969                 Indianapolis                    IN
         WPOL970                 Indianapolis                    IN
         WPOL973                 Landover                        MD
         WPOL980                 Wilmington                      DE
         WPOL981                 Wilmington                      DE
         WPOM200                 Torrance                        CA
         WPOM201                 Gardena                         CA
         WPOM202                 Lawndale                        CA
         WPOM204                 Baltimore                       MD
         WPOM244                 San Diego                       CA
         WPOM245                 San Diego                       CA
         WPOM246                 San Diego                       CA
         WPOM247                 San Diego                       CA
         WPOM248                 San Diego                       CA


                                     Sch E-6

         Call Sign               City                            State
         ---------               ----                            -----
         WPOM249                 San Diego                       CA
         WPOM256                 Seattle                         WA
         WPOM257                 Seattle                         WA
         WPOM258                 Seattle                         WA
         WPOM259                 Brentwood                       TN
         WPOM260                 Brentwood                       TN
         WPOM263                 Baltimore                       MD
         WPOM286                 San Diego                       CA
         WPOM287                 San Diego                       CA
         WPOM288                 Seattle                         WA
         WPOM289                 Seattle                         WA
         WPOM290                 Seattle                         WA
         WPOM291                 Seattle                         WA
         WPOM292                 Seattle                         WA
         WPOM293                 Seattle                         WA
         WPOM294                 Seattle                         WA
         WPOM322                 Phoenix                         AZ
         WPOM323                 Houston                         TX
         WPOM324                 Phoenix                         AZ
         WPOM338                 Seattle                         WA
         WPOM572                 Indianapolis                    IN
         WPOM573                 Hartford                        CT
         WPOM580                 Hartford                        CT
         WPOM581                 Hartford                        CT
         WPOM582                 Hartford                        CT
         WPOM583                 Wilmington                      DE
         WPOM584                 Wilmington                      DE
         WPOM585                 San Francisco                   CA
         WPOM586                 San Francisco                   CA
         WPOM588                 Lanham                          MD
         WPOM589                 Atlanta                         GA
         WPOM590                 Indianapolis                    IN
         WPOM614                 Los Angeles                     CA
         WPOM615                 Los Angeles                     CA
         WPOM616                 Los Angeles                     CA
         WPOM617                 Los Angeles                     CA
         WPOM618                 Los Angeles                     CA
         WPOM619                 Evanston                        IL
         WPOM620                 Blue Bell                       PA
         WPOM642                 San Diego                       CA
         WPOM643                 San Diego                       CA


                                     Sch E-7

         Call Sign               City                            State
         ---------               ----                            -----
         WPOM644                 San Diego                       CA
         WPOM645                 San Diego                       CA
         WPOM646                 San Diego                       CA
         WPOM647                 San Diego                       CA
         WPOM648                 San Diego                       CA
         WPOM652                 Nashville                       TN
         WPOM653                 Nashville                       TN
         WPOM654                 Nashville                       TN
         WPOM661                 Nashville                       TN
         WPOM662                 Nashville                       TN
         WPOM672                 San Jose                        CA
         WPOM673                 Philadelphia                    PA
         WPOM674                 Philadelphia                    PA
         WPOM702                 Norristown                      PA
         WPOM703                 Bridgeport                      CA
         WPOM704                 Monterrey Park                  CA
         WPOM706                 Monterrey Park                  CA
         WPOM707                 Los Angeles                     CA
         WPOM708                 Minneapolis                     MN
         WPOM709                 King of Prussia                 PA
         WPOM710                 King of Prussia                 PA
         WPOM711                 King of Prussia                 PA
         WPOM714                 Dallas                          TX
         WPOM715                 Dallas                          TX
         WPOM732                 Wilmington                      DE
         WPOM733                 Wilmington                      DE
         WPOM734                 Wilmington                      DE
         WPOM735                 Wilmington                      DE
         WPOM736                 Wilmington                      DE
         WPOM737                 Wilmington                      DE
         WPOM738                 Wilmington                      DE
         WPOM739                 Wilmington                      DE
         WPOM740                 Chicago                         IL
         WPOM741                 Chicago                         IL
         WPOM742                 Chicago                         IL
         WPOM761                 Wayne                           PA
         WPOM762                 Chicago                         IL
         WPOM763                 Irving                          TX
         WPOM764                 Dallas                          TX
         WPOM767                 Dallas                          TX
         WPOM768                 Dallas                          TX


                                     Sch E-8

         Call Sign               City                            State
         ---------               ----                            -----
         WPOM769                 Dallas                          TX
         WPOM770                 Dallas                          TX
         WPOM771                 Dallas                          TX
         WPOM772                 Dallas                          TX
         WPOM773                 Dallas                          TX
         WPOM774                 Dallas                          TX
         WPOM799                 San Diego                       CA
         WPOM800                 San Diego                       CA
         WPOM801                 Blue Bell                       PA
         WPOM802                 Los Angeles                     CA
         WPOM803                 Marina Del Rey                  CA
         WPOM804                 Marina Del Rey                  CA
         WPOM805                 Dallas                          TX
         WPOM838                 Dallas                          TX
         WPOM839                 Dallas                          TX
         WPOM840                 Dallas                          TX
         WPOM841                 Dallas                          TX
         WPOM842                 Rosemont                        IL
         WPOM843                 Des Plaines                     IL
         WPOM844                 Des Plaines                     IL
         WPOM847                 Kansas City                     MO
         WPOM857                 Homewood                        IL
         WPOM859                 Homewood                        IL
         WPOM860                 Homewood                        IL
         WPOM861                 Homewood                        IL
         WPOM862                 Homewood                        IL
         WPOM863                 Homewood                        IL
         WPOM864                 Wilmington                      DE
         WPOM865                 Wilmington                      DE
         WPOM866                 Wilmington                      DE
         WPOM867                 San Diego                       CA
         WPOM868                 Kansas City                     MO
         WPOM869                 Glendale                        CA
         WPOM870                 Glendale                        CA
         WPOM871                 Glendale                        CA
         WPOM872                 Glendale                        CA
         WPOM912                 Kansas City                     MO
         WPOM914                 Wilmington                      DE
         WPOM915                 Wilmington                      DE
         WPOM916                 Wilmington                      DE
         WPOM917                 Wilmington                      DE


                                     Sch E-9

         Call Sign               City                            State
         ---------               ----                            -----
         WPOM918                 Wilmington                      DE
         WPOM919                 Wilmington                      DE
         WPOM920                 Wilmington                      DE
         WPOM921                 Wilmington                      DE
         WPOM922                 Wilmington                      DE
         WPOM923                 Wilmington                      DE
         WPOM924                 Seattle                         WA
         WPOM925                 Hartford                        CT
         WPOM947                 San Francisco                   CA
         WPOM949                 Wilmington                      DE
         WPOM955                 Baltimore                       MD
         WPOM956                 Baltimore                       MD
         WPOM957                 Baltimore                       MD
         WPOM967                 Wilmington                      DE
         WPOM968                 Wilmington                      DE
         WPOM969                 Wilmington                      DE
         WPOM970                 Wilmington                      DE
         WPON214                 Tempe                           AZ
         WPON215                 Evanston                        IL
         WPON216                 St Paul                         MN
         WPON217                 Plymouth Meeting                PA
         WPON218                 Hartford                        CT
         WPON219                 Hartford                        CT
         WPON220                 Hartford                        CT
         WPON221                 Wilmington                      DE
         WPON266                 Baltimore                       MD
         WPON282                 San Francisco                   CA
         WPON283                 San Francisco                   CA
         WPON284                 San Francisco                   CA
         WPON285                 San Francisco                   CA
         WPON286                 San Francisco                   CA
         WPON287                 San Francisco                   CA
         WPON288                 San Francisco                   CA
         WPON289                 Baltimore                       MD
         WPON297                 Phoenix                         AZ
         WPON379                 King of Prussia                 PA
         WPON380                 Farmington                      CT
         WPON381                 Farmington                      CT
         WPON382                 Farmington                      CT
         WPON383                 Glendale                        CA
         WPON384                 Clearwater                      FL


                                    Sch E-10

         Call Sign               City                            State
         ---------               ----                            -----
         WPON385                 Baltimore                       MD
         WPON417                 Baltimore                       MD
         WPON418                 Baltimore                       MD
         WPON419                 Baltimore                       MD
         WPON420                 Philadelphia                    PA
         WPON421                 Philadelphia                    PA
         WPON422                 Clearwater                      FL
         WPON432                 Portland                        OR
         WPON433                 Portland                        OR
         WPON434                 Portland                        OR
         WPON440                 Seattle                         WA
         WPON443                 Portland                        OR
         WPON444                 Portland                        OR
         WPON446                 Portland                        OR
         WPON449                 Kansas City                     MO
         WPOQ815                 Union City                      NJ
         WPOQ820                 Boston                          MA
         WPOQ821                 Boston                          MA
         WPOS908                 Wilmington                      DE
         WPOS909                 Wilmington                      DE
         WPOS910                 Wilmington                      DE
         WPOS911                 Houston                         TX
         WPOS912                 Houston                         TX
         WPOS913                 Houston                         TX
         WPOS954                 Houston                         TX
         WPOT470                 Houston                         TX
         WPOT471                 Washington                      DC
         WPOT472                 Washington                      DC
         WPOT997                 Phoenix                         AZ
         WPOU557                 Washington                      DC
         WPOU728                 Northbrook                      IL
         WPOU729                 Northbrook                      IL
         WPOU730                 Northbrook                      IL
         WPOU731                 Northbrook                      IL
         WPOU732                 Northbrook                      IL
         WPOU738                 San Jose                        CA
         WPOU739                 San Jose                        CA
         WPOU740                 San Jose                        CA
         WPOV286                 Portland                        OR
         WPOV287                 Portland                        OR
         WPOV288                 Portland                        OR


                                    Sch E-11

         Call Sign               City                            State
         ---------               ----                            -----
         WPOV289                 Portland                        OR
         WPOV290                 Portland                        OR
         WPOV291                 Portland                        OR
         WPOV292                 Portland                        OR
         WPOV600                 Bronx                           NY
         WPOV601                 Fort Lee                        NJ
         WPOV602                 New York                        NY
         WPOV603                 Bronx                           NY
         WPOV604                 Portland                        OR
         WPOV605                 Portland                        OR
         WPOV606                 Portland                        OR
         WPOV607                 Portland                        OR
         WPOV608                 Portland                        OR
         WPOV609                 Portland                        OR
         WPOV610                 Phoenix                         AZ
         WPOV611                 Phoenix                         AZ
         WPOV612                 Phoenix                         AZ
         WPOV613                 Phoenix                         AZ
         WPOV614                 New York                        NY
         WPOM428                 Tampa                           FL
         WPOM429                 Tampa                           FL
         WPOM430                 Tampa                           FL
         WPOM634                 Columbus                        OH
         WPOM635                 Columbus                        OH
         WPOM636                 Houston                         TX
         WPOM637                 Houston                         TX
         WPOM638                 Houston                         TX
         WPOM524                 Tampa                           FL
         WPOM525                 Tampa                           FL
         WPON302                 Tampa                           FL
         WPON304                 Tampa                           FL
         WPON404                 Cleveland                       OH
         WPON405                 Woodmere                        OH
         WPON406                 Cleveland                       OH
         WPON407                 Cleveland                       OH
         WPON408                 Cleveland                       OH
         WPON409                 Cleveland                       OH
         WPON410                 Cleveland                       OH
         WPON411                 Beachwood                       OH
         WPON412                 Beachwood                       OH
         WPON413                 Beachwood                       OH


                                    Sch E-12

         Call Sign               City                            State
         ---------               ----                            -----
         WPON414                 Beachwood                       OH
         WPON473                 Tampa                           FL


                                    Sch E-13

      Teligent License Company I, L.L.C. Point-to-Multipoint DEMS Licenses
      --------------------------------------------------------------------


      Market                        24 Ghz Channel(s)            Call Sign
      ------                        -----------------            ---------

      New York, NY                  37                           WMT315
                                    35, 38 &39                   WMT307
      Los Angeles, CA               39                           WMT337
                                    36                           WMT314
      Chicago, IL                   35, 37, 38 & 39              WMT332
                                    36                           WMT318
      Philadelphia, PA              35, 38 & 39                  WMT339
                                    37                           WMT313
      Detroit, MI                   35, 37, 38 & 39              WPJD304
                                    36                           WPJD309
      Dallas, TX                    35, 37, 38 & 39              WMT331
                                    36                           WMT340
      Houston, TX                   35, 37, 38 & 39              WMT330
                                    36                           WMT332
      Washington, DC                35, 37, 38 & 39              WMT338
                                    36                           WMT312
      San Francisco, CA             35                           WMT336
      Boston, MA                    35, 37, 38 & 39              WMT333
                                    36                           WMT328
      Atlanta, GA                   35, 37, 38 & 39              WMT335
                                    36                           WMT317
      San Diego, CA                 35, 37, 38 & 39              WMF844
      Minneapolis, MN               35, 37, 38 & 39              WMF845
                                    36                           WMT310
      St. Louis, MO                 35, 37, 38 & 39              WMF846
                                    36                           WMT324
      Baltimore, MD                 35, 37, 38 & 39              WMF850
      Phoenix, AZ                   35, 37, 38 & 39              WMF851
                                    36                           WMT309
      Seattle, WA                   35, 37, 38 & 39              WMF854
                                    36                           WMT323
      Pittsburgh, PA                35, 37, 38 & 39              WMF852
                                    36                           WMT319
      Denver, CO                    36                           WMT329
      Miami, FL                     35, 37, 38 & 39              WMT324
                                    36                           WMT327


                                    Sch E-14

      Market                        24 Ghz Channel(s)            Call Sign
      ------                        -----------------            ---------
      Tampa, FL                     35, 37, 38 & 39              WMF849
                                    36                           WMT308
      Columbus, OH                  36                           WMT342
      Cleveland, OH                 35, 37, 38 & 39              WPJD853
                                    36                           WMT341
      Portland, OR                  35, 37, 38 & 39              WMF842
                                    36                           WMT321
      San Jose, CA                  35, 37, 38 & 39              WPJC396
      Cincinnati, OH                35, 37, 38 & 39              WMF847
      Kansas City, MO               35, 37, 38 & 39              WMF848
                                    36                           WMT325
      Sacramento, CA                35, 37, 38 & 39              WMF843
                                    36                           WMT320
      Milwaukee, WI                 35, 37, 38 & 39              WMF840
                                    36                           WMT311
      San Antonio, TX               35, 37, 38 & 39              WPJC397
                                    36                           WMT326
      Indianapolis                  35, 37, 38 & 39              WMF841
                                    36                           WMT316


                Corresponding 18 Ghz Channels for all markets still authorized to operate in 18 Ghz Band:
                24 Ghz                                18 Ghz
                35                                    30
                36                                    31
                37                                    32
                38                                    33
                39                                    34


                                          Sch E-15

      Teligent License Company II, L.L.C. Point-to-Multipoint DEMS Licenses
      ---------------------------------------------------------------------


      Market                        24 Ghz Channel(s)           Call Sign
      ------                        -----------------           ---------

      Los Angeles, CA               35, 36, 37 & 38             WMT306
      San Francisco, CA             35, 36, 37 & 38             WMT348
      New York, NY                  36                          WMT304
      Columbus, OH                  37                          WPNH318
      Salt Lake City, UT            37                          WPNH283
      Orlando, FL                   37                          WPNH299
      New Orleans, LA               37                          WPNH288
      Hartford, CT                  38                          WPNH295
      Nashville, TN                 37                          WPNH325
      Norfolk, VA                   37                          WPNH284
      Memphis, TN                   37                          WPNH323
      Jacksonville, FL              37                          WPNH298
      Oklahoma City, OK             39                          WPNH319
      Greensboro, NC                37                          WPNH306
      Louisville, KY                37                          WPNH302
      West Palm Beach, FL           37                          WPNH300
      Las Vegas, NV                 39                          WPNH313
      Birmingham, AL                38                          WPNH289
      Austin, TX                    37                          WPNH324
      Honolulu, HI                  37                          WPNH301
      Dayton, OH                    35                          WPNH314
      Albany, NY                    37                          WPNH311
      Charlotte, NC                 37                          WPNH305
      Richmond, VA                  37                          WPNH286
      Tulsa, OK                     37                          WPNH320
      Raleigh, NC                   37                          WPNH307
      Fresno, CA                    37                          WPNH291
      Tuscon, AZ                    38                          WPNH290
      Allentown, PA                 37                          WPNH287
      Ventura, CA                   38                          WPNH293
      Syracuse, NY                  37                          WPNH317
      Akron, OH                     35                          WPNH312
      Greenville, SC                39                          WPNH321
      El Paso, TX                   38                          WPNH297
      Stockton, CA                  35                          WPNH294
      Newport News, VA              38                          WPNG641
      Santa Barbara, CA             38                          WPNH292


                                    Sch E-16

      Market                        24 Ghz Channel(s)           Call Sign
      ------                        -----------------           ---------
      Omaha, NE                     37                          WPNH308
      Wilmington, DE                37                          WPNH309
      Albuquerque, NM               38                          WPNH310
      Springfield, MA               38                          WPNH304
      Baton Rouge, LA               38                          WPNH303
      Charleston, SC                38                          WPNH322
      New Haven, CT                 37                          WPNH296
      Trenton, NJ                   37                          WPNH285
      Buffalo, NY*                  37                          WPNH315
      Rochester, NY*                37                          WPNH316


                Corresponding 18 Ghz Channels for all markets still authorized to operate in 18 Ghz Band:
                24 Ghz                                18 Ghz
                35                                    30
                36                                    31
                37                                    32
                38                                    33
                39                                    34


[FN]
----------

  * Include the condition that operations "may not cause interference to any authorized Canadian communication system and authority to operate is on a secondary, non-interference basis to any authorized Canadian communication system until Canadian coordination can be completed for primary operations."


                                    Sch E-17

                                                                       Exhibit A


                      FORM OF OPINION OF COMPANY'S COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                 SECTION 5(b)(i)


     (i) The Company, based on a certificate of good standing of the State of Delaware, and is validly existing as a corporation in good standing under the laws of the state of Delaware.

     (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

     (iii) The Shares to be purchased by the Underwriters from the Company have been duly authorized and validly issued and are fully paid and non-assessable.

     (iv) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

     (v) The Registration Statement has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

     (vi) The information in the Registration Statement under Item 15, has been reviewed by us and correctly describes the general effect of Section 102 and Section 145 of the Delaware General Corporation Law, as amended, and the Company's charter and by-laws in all material respects.

     (vii) To our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

     (viii) To our knowledge neither the Company nor any Significant Subsidiary is in violation of its charter or by-laws.

     (ix) To our knowledge, no filing with, or authorization, approval, consent, license, order, registration or qualification of, any court or governmental authority or agency, under the law, rules and regulations of the United States of America or the General Corporation Law of the State of Delaware (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, and other than the Telecommunications Act of 1996, and the published rules, regulations, decisions and orders of the Federal Communications Commission (the "FCC") thereunder and any consent, approval, license, or authorization of, or filing with, the FCC pursuant to the Telecommunications Act of 1934, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Underwriting Agreement, the issuance of the Shares by the Company or the offering, sale or delivery of the Shares by the Underwriters.

     (x) The execution, delivery and performance of the Underwriting Agreement and the issuance and sale of the Shares thereunder and compliance by the Company with its obligations under the Underwriting Agreement do not and will not, whether with or without the giving of notice or lapse of time or both,
(i) conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xi) of the Underwriting Agreement) under, or result in the creation or imposition of any lien, charge or encumbrance on the Company's credit agreement dated July 2, 1998, the indenture dated November 27, 1997 , the indenture dated February 28, 1998 or the certificate of designation for the Series A convertible preferred stock due 2014, or (ii) violate any of the provisions of the charter or by-laws of the Company or any Significant Subsidiary, or (iii) violate any applicable law, statute, rule, regulation (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, and other than the Telecommunications Act of 1996, and the published rules, regulations, decisions and orders of the FCC thereunder and any consent, approval, license, or authorization of, or filing with, the FCC pursuant to the Telecommunications Act of 1934, as to which we express no opinion), judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Significant Subsidiary or any of their respective properties, assets or operations. We do not express any opinion, however, as to whether the execution, delivery or performance by the Company of the Underwriting Agreement will constitute a violation of or a default under any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company and its subsidiaries.

     (xi) The Company is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the 1940 Act.

     (xii) The statements made in the Prospectus under the caption "Certain United States Federal Tax Consequences to Non-U.S. Holders", insofar as such statements constitute a summary of the law, accurately describe the material U.S. federal income and estate tax consequences of the ownership and disposition of the common stock by Non-U.S. Holders subject to the qualifications contained therein.

      Nothing has come to our attention that would lead us to believe that (x) the Registration Statement or any amendment thereto, at the time it became effective, or the Prospectus at the Closing Time or any supplement thereto, excluding the documents incorporated, in such Registration Statement and Prospectus by reference (in each case except for the financial statements and other information of a statistical accounting, or financial nature included therein, as to which no view need be expressed) were not appropriately responsive in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, (y) the Company's annual report on Form 10-K for the year ended December 31, 1999, and the Company's current report on Form 8-K filed on January 18, 2000, which have been incorporated by reference in the Prospectus (except for financial statements and supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which no view need be expressed), when they were filed with the Commission were not appropriately responsive in all material respects to the requirements of the 1934 Act and the rules and regulations of the Commission thereunder, or (z) the Registration Statement at the time such Registration Statement became effective (except for financial statements and supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which no view need be expressed) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus at the Closing Time (except for financial statements and supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which no view need be expressed), included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                       Exhibit B


                           FORM OF REGULATORY OPINION
                     TO BE DELIVERED BY LAURENCE E. HARRIS,
           GENERAL COUNSEL TO THE COMPANY PURSUANT TO SECTION 5(b)(ii)


      (i) The Company's respective subsidiaries are duly authorized by the Federal Communications Commission ("FCC") to hold the licenses identified in Schedule E (the "Licenses"). The Licenses are in full force and effect and have not been revoked, suspended, canceled or modified in any adverse way and, except as set forth on Schedule E hereto, are not subject to any conditions or requirements that are not generally imposed by the FCC upon the holders of such licenses.

      (ii) The Company has paid all fees and has made all reports and filings, including tariffs applicable to its interstate service, required by the FCC for the conduct of its businesses in the manner described in the Prospectus, no further FCC authorizations are required by the Company to conduct its business as described in the Prospectus, and there are no complaints, investigations, protests, proceedings or petitions outstanding or to our knowledge threatened at or by the FCC, formal or informal, against the Company or its subsidiaries or the Licenses or any adverse judgments, decrees, injunctions, or published orders of any court or the FCC naming the Company or its subsidiaries that are likely to result in the revocation, suspension, termination, non-renewal or material adverse modification of the Licenses or prevent the Company or its subsidiaries from conducting its current business as described in the Prospectus.

      (iii) The execution and delivery of the Underwriting Agreements and the consummation of the Offerings (as such terms are defined in the Prospectus) as contemplated by the Prospectus do not violate the Communications Act of 1934, as amended, including the Telecommunications Act of 1996 and, where applicable, the published rules and regulations, decisions and orders of the FCC in effect on the date hereof ("Communications Act").

      (iv) All required governmental approvals, i.e, any consent, approval, license or authorization of or filing with the FCC pursuant to the Communications Act, have been obtained in connection with the consummation of the Offerings and such consummation will not cause any cancellation, termination, revocation, forfeiture or material impairment of any of the Licenses or prevent the Company or its subsidiaries from conducting its current business as described in the Prospectus.

      (v) The statements in the Prospectus insofar as such statements constitute a summary of the rules, regulations, or proceedings of the FCC conform in all material respects with such rules, regulations, or proceedings.

                                                                       Exhibit C


                          OPINION OF LAURENCE E. HARRIS
                         GENERAL COUNSEL TO THE COMPANY
                  TO BE DELIVERED PURSUANT TO SECTION 5(b)(ii)


      (i) (A) The execution and delivery of the Underwriting Agreement by the Company and the issue and sale of the Class A Common Stock contemplated thereby, respectively, do not violate (1) the law, i.e. the rules, regulations and applicable statutes governing the provision of telecommunications services, of any State, or (2) any decree from any court, and (B) no authorizations of or filings with any State regulatory authority having jurisdiction over the telecommunications services provided by the Company or its subsidiaries are necessary for the execution and delivery of the Underwriting Agreement by the Company and the sale of the Class A Common Stock contemplated thereby, respectively.

      (ii) The Company has made all reports and filings and paid all fees required by Law except where the failure to make such report or filing or pay such fee would have no material adverse effect upon the prospects, condition, financial or otherwise, or on the earnings, business, or operations of the Company and its subsidiaries taken as a whole, and the Company has obtained all certificates, orders, permits, licenses, authorizations, consents, and approvals (collectively, "State Authorizations") from State regulatory authorities necessary to conduct its current business as described in the Prospectus. The Company has all necessary authorizations and/or tariffs on file in the States and no further authority is required to be obtained by the Company from any such State or any other state to conduct its telecommunications business as described in the Prospectus.

      (iii) The Company has not received any notice of proceedings relating to the revocation or modification of any such State Authorizations, the effect of which singly or in the aggregate would have a material adverse effect on the prospects, condition, financial or otherwise, or on the earnings, business, or operations of the Company and its subsidiaries taken as a whole.

      (iv) (A) No decree or order of any State regulatory authority is outstanding against the Company or its subsidiaries, and (B) no litigation, proceeding, inquiry, or investigation has been commenced or threatened, and no notice of violation or order to show cause has been issued, against the Company or its subsidiaries before any State regulatory authority.

      (v) The Company is conducting its business in accordance with its State Authorizations, where applicable, and is not in violation of, or in default under, any Law, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or on the earnings, business, or operations of the Company and its subsidiaries taken as a whole.

      (vi) The Company is conducting its business as described in the Prospectus in part pursuant to licenses issued by the Federal Communications Commission to the Company's subsidiaries (the "Licenses"). The Company is not in violation of, or in default under, the Communications Act of 1934, as amended, including the Telecommunications Act of 1996, or of the conditions of any of the Licenses, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or on the earnings, business, or operations of the Company and its subsidiaries taken as a whole.

      (vii) The statements set forth in the Prospectus, insofar as such statements constitute a summary of the legal matters, documents, or proceedings of State regulatory agencies with respect to telecommunications regulation referred to therein, conform in all material respects with such matters, documents, and proceedings.

                                                                       Exhibit D


                          OPINION OF LAURENCE E. HARRIS
                         GENERAL COUNSEL TO THE COMPANY
                  TO BE DELIVERED PURSUANT TO SECTION 5(b)(ii)

      (i) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified as a foreign corporation to transact business and to my knowledge is in good standing or similar status, in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

      (ii) Each of the Significant Subsidiaries of the Company listed on Schedule C of the Underwriting Agreement (the "Significant Subsidiaries") has been duly formed or incorporated, as applicable, and is validly existing and in good standing under the laws of the state of its incorporation. Based on my review of the good standing certificates for all Significant Subsidiaries other than Associated Communications of Deutschland GmbH, as to which I express no opinion, (A) each of the Significant Subsidiaries is qualified or otherwise has authority to do business and is in good standing or similar status, as a corporation or limited liability company, as applicable, under the laws of each Significant Subsidiaries' state of incorporation, and (B) each of such Significant Subsidiaries has the corporate or limited liability company power and authority, as applicable, to conduct its business as required and to own or lease property. The outstanding equity interests or shares of capital stock, as applicable, of each Significant Subsidiary have been duly authorized and, in the case of Significant Subsidiaries that are corporations, are validly issued, fully paid and non-assessable and, to my knowledge, are owned by the Company, directly or indirectly, free and clear of any security interest, lien, pledge or encumbrance other than pursuant to the Company's credit agreement dated July 2, 1998; to my knowledge, none of the outstanding shares of capital stock or members' interests, as applicable, of any Significant Subsidiary was issued in violation of the preemptive or other similar rights of any stockholder or member, as applicable. The only "significant subsidiaries" of the Company (as such term is defined in Rule 1-02 of Regulation S-X) are the Significant Subsidiaries listed on Schedule C of the Underwriting Agreement.

      (iii) The Company has the corporate power and corporate authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to perform all of its obligations under the Underwriting Agreement.

      (iv) To my knowledge except as set forth in the Prospectus, there is not any pending or any threatened action, suit or proceeding to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any governmental agency or body which could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to materially and adversely affect the transactions contemplated by the Underwriting Agreement and the Company's obligations hereunder.

      (v) The authorized, issued and outstanding capital stock of the Company as of December 31, 1999 is as set forth in the Prospectus in the column entitled "Historical" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Underwriting Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company.

      (vi) The Shares issued and sold by the Company have been duly authorized by the Company and, when delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable. To my knowledge, the Shares are not subject to the preemptive or similar rights of any stockholder of the Company.

      (vii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

      (viii) The execution and delivery by the Company of the Underwriting Agreement, and the performance by the Company of its obligations thereunder in accordance with its terms, do not (i) constitute a violation of or a default under any contract, agreement, mortgage, deed of trust, loan or credit agreement, note or lease material to the business or financial condition of the Company and the Subsidiaries taken as a whole and which have been filed as exhibits to the Company's annual report on Form 10-K for the year ended December 31, 1999, other than the Company's credit agreement dated July 2, 1998, the indenture dated November 27, 1997, the indenture dated February 28, 1998 and the certificate of designation for the Series A convertible preferred stock due 2014 as to which I express no opinion ("Applicable Contracts"), or (ii) cause the creation of any security interest or lien upon any of the property of the Company or any Subsidiary pursuant to any Applicable Contract. I do not express any opinion, however, as to whether the execution, delivery or performance by the Company of the Underwriting Agreement will constitute a violation of or a default under any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company and the Subsidiaries.

      (ix) Neither the execution, delivery or performance by the Company of the Underwriting Agreement nor the consummation by the Company of the transactions contemplated therein will contravene any provision of any Applicable Law (as hereinafter defined). As used herein, the term "Applicable Laws" means the General Corporation Law of the State of Delaware and the laws, rules and regulations of the United States of America that, in my experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement; provided, however, that such term does not include securities laws of any jurisdiction or the rules and regulations of the National Association of Securities Dealers, Inc.

      (x) To my knowledge, except such as have been obtained, no authorization, approval, consent or order of any court or governmental authority or agency is legally required to be obtained by the Company under Applicable Laws in connection with the execution and delivery by the Company of the Underwriting Agreement and the performance by the Company of its obligations thereunder (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, and other than the Telecommunications Act of 1996, and the published rules, regulations, decisions and orders of the Federal Communications Commission (the "FCC") thereunder and any consent, approval, license, or authorization of, or filing with, the FCC pursuant to the Telecommunications Act of 1934, as amended, as to which I express no opinion), except that I do not express any opinion as to any such authorization, approval, consent or order which may have become applicable to the Company as a result of the involvement of the Underwriters in the transactions contemplated by the Underwriting Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them.

      (xi) To my knowledge, no default by the Company or any subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement, except any default that would not result in a Material Adverse Effect.

      (xii) To my knowledge, there are no statutes, regulations, contracts or other documents that are material to the Company that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

      (xiii) To my knowledge, except as described in the Prospectus, there are no persons with registration rights to have any securities registered pursuant to the Registration Statement.

                                                                       Exhibit E


             FORM OF OPINION OF COUNSEL FOR THE SELLING SHAREHOLDER
                    TO BE DELIVERED PURSUANT TO SECTION 5(c)

      (i) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws, as to which we need express no opinion) is necessary or required to be obtained by the Selling Shareholder for the performance by the Selling Shareholder of its obligations under the Underwriting Agreement or in the Power of Attorney and Custody Agreement, or in connection with the offer, sale or delivery of the Shares.

      (ii) The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder.

      (iii) The execution, delivery and performance of the Underwriting Agreement and the Power and the sale and delivery of the Shares and the consummation of the transactions contemplated in the Underwriting Agreement and in the Registration Statement and compliance by the Selling Shareholder with its obligations under the Underwriting Agreement have been duly authorized by all necessary action on the part of the Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Shares or any property or assets of the Selling Shareholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which the Selling Shareholder is a party or by which it may be bound, or to which any of the property or assets of the Selling Shareholder may be subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Selling Shareholder , if applicable, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over the Selling Shareholder or any of its properties.

      (iv) To the best of our knowledge, the Selling Shareholder has valid and marketable title to the Shares to be sold by the Selling Shareholder pursuant to the Underwriting Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and has full right, power and authority to sell, transfer and deliver such Shares pursuant to the Underwriting Agreement. By delivery of a certificate or certificates therefor the Selling Shareholder will transfer to the Underwriters (without notice of any defect in the title of the Selling Shareholder and who is otherwise a bona fide purchaser for purposes of the Uniform

Commercial Code) valid and marketable title to such Shares, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

      Nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                       Exhibit F

                                 April __, 2000

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated

North Tower
World Financial Center
New York, New York  10281

      Re:  Proposed Public Offering of Teligent, Inc. Class A Common Stock
           ---------------------------------------------------------------

Dear Sirs:

      The undersigned, a stockholder of Teligent, Inc.1, a Delaware corporation (the "Company"), understands that, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Goldman, Sachs & Co., Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Chase Securities Inc., Deutsche Bank Securities Inc. and Lehman Brothers Inc.. (collectively, the "Representatives") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters") propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with the Company and Telcom - DTS Investors, L.L.C., the Selling Shareholder, providing for the public offering of shares (the "Securities") of the Company's Class A common stock, par value $.01 per share (the "Class A Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with Merrill Lynch, on behalf of all of the Underwriters that, during a period of 90 days from the date of the Underwriting Agreement, the undersigned

[FN]
----------

1 The following individuals will not be subject to a lock-up for the following amounts:

      (1)  Alex J. Mandl -- 200,000 Shares
      (2)  Kirby G. Pickle, Jr. -- 100,000 Shares
      (3)  Laurence E. Harris -- 60,000 Shares
      (4)  Steven F. Bell -- 40,000 Shares

will not, without the prior written consent of Merrill Lynch, directly or indirectly, except as already disclosed in the Company's filings with the Securities and Exchange Commission (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Class A Common Stock (the "Common Stock"), or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

                                            Very truly yours,



                                            Signature:

                                            Print Name:

                                       F-2